Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Nadim Qureshi, Principal Executive Officer of BPGC Acquisition Corp. (the “Company”), hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 6, 2026

/s/ Nadim Qureshi
Nadim Qureshi
President, Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)